REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM




To the Shareholders and
Board of Trustees of
Investment Managers Series Trust
Milwaukee, Wisconsin 53212


In planning and performing our
audit of the financial statements
of Oak Ridge Large Cap Growth
Fund and Oak Ridge Small Cap
Growth Fund (the Funds), each a
series of Investment Managers
Series Trust, for the year ended
November 30, 2014, in accordance
with the standards of the Public
Company Accounting Oversight
Board (United States), we
considered their internal
control over financial reporting,
including control activities
for safeguarding securities, as
a basis for designing our
auditing procedures for the
purpose of expressing our opinion
on the financial statements and
to comply with the requirements of
Form N-SAR, but not for the purpose
of expressing an opinion on the
effectiveness of the Funds internal
control over financial reporting.
Accordingly, we express no such
opinion.

The management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.   A companys
internal control over financial
reporting is a process designed
to provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A companys internal control over
financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately
and fairly reflect the
transactions and dispositions
of the assets of the company
(2) provide reasonable assurance
that transactions are recorded
as necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts
and expenditures of the
company are being made only
in accordance with authorizations
of management and directors of
the company and (3) provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition,
use or disposition of a companys
assets that could have a material
effect on the financial
statements.

Because of inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements.   Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of changes
in conditions, or that the
degree of compliance with the
policies or procedures may
deteriorate.

A deficiency in internal
control over financial reporting
exists when the design or
operation of a control does not
allow management or employees,
in the normal course of
performing their assigned
functions, to prevent or detect
misstatements on a timely basis.
A material weakness is a
deficiency, or combination of
deficiencies, in internal
control over financial
reporting, such that there is
a reasonable possibility that
a material misstatement of the
companys annual or interim
financial statements will not
be prevented or detected on
a timely basis.





Our consideration of the
Funds internal control
over financial reporting
was for the limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control that might be
material weaknesses under
standards established by
the Public Company
Accounting Oversight Board
(United States).   However,
we noted no deficiencies
in the Funds internal
control over financial
reporting and its operation,
including controls for
safeguarding securities,
which we consider to be
material weaknesses, as
defined above, as of November
30, 2014.

This report is intended
solely for the information
and use of management,
Shareholders and Board of
Trustees of Investment
Managers Series Trust and
the Securities and Exchange
Commission, and is not
intended to be and should not
be used by anyone other than
these specified parties.




TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015


















To the Shareholders and
Board of Trustees of
Investment Managers Series Trust
Page Two